OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER FINANCIAL ITEMS, NET	OTHER FINANCIAL ITEMS, NET

Other financial items comprise the following items:

	Year ended December 31,
(in thousands of $)	2024	2023	2022
Net payments on non-designated derivatives relating to interest rate swaps	5,311	5,270	(341)
Net payments on non-designated derivatives relating to cross currency swaps	314	(3)	(7)
Net settlement on non-designated derivatives relating to commodity swaps	(640)	—	—
Total net cash movement on non-designated derivatives and swap settlements	4,985	5,267	(348)
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to interest rate swaps	102	(2,926)	17,202
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to cross currency swaps	(5,411)	(5,012)	(60)
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to commodity swaps	437	(437)	—
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives relating to combined cross currency and interest rate swaps	165	—	—
Total net movement in fair value of non-designated derivatives	(4,707)	(8,375)	17,142
Allowance for expected credit losses	(409)	458	522
Other items	2,646	1,458	(1,788)
Total other financial items, net	2,515	(1,192)	15,528

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps, cross currency interest rate swaps, cross currency swaps and commodity swaps. Changes in the fair values of the effective portion of swaps that are designated as cash flow hedges are reported under "Other comprehensive income".

The above net movement in the valuation of non-designated derivatives in the year ended December 31, 2024, includes a net increase of $1.7 million (year ended December 31, 2023: decrease of $4.6 million; year ended December 31, 2022: $0.0 million) reclassified from "Other comprehensive income", as a result of certain swaps relating to loan facilities no longer being designated as cash flow hedges.

During the year ended December 31, 2024, the Company recorded an increase in the credit loss provision of $0.4 million (year ended December 31, 2023: decrease of $0.5 million, year ended December 31, 2022: decrease of $0.5 million). (See Note 27: Allowance for Expected Credit Losses).
Other items include foreign currency translation gains and losses, bank charges, fees relating to loan facilities and other financial items.